UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2009
TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8520	52-1145429
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Terra Centre
600 Fourth Street, P.O. Box 6000
Sioux City, Iowa	51102-6000
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (712) 277-1340
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-99.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
          On October 16, 2009, Terra Capital, Inc. (“Terra Capital”), a wholly owned subsidiary of Terra Industries Inc. (“Terra”), the guarantors named therein and U.S. Bank National Association, the trustee under the Indenture (as hereinafter defined) (the “Trustee”), executed a Third Supplemental Indenture (the “Third Supplemental Indenture”) supplementing the Indenture dated as of February 2, 2007 (as amended, supplemented, waived or otherwise modified, the “Indenture”), by and among Terra Capital, the guarantors named therein and the Trustee, pursuant to which Terra Capital issued the 7.00% Senior Notes due 2017 (the “2017 Notes”). The Third Supplemental Indenture will amend the terms of the Indenture in the manner set forth in Terra Capital’s offer to purchase and consent solicitation materials dated as of September 24, 2009, as amended. However, the amendments will not become operative unless and until the 2017 Notes tendered by the consenting holders are accepted for purchase pursuant to the terms of the tender offer for the 2017 Notes, which is expected to occur on or about October 27, 2009. If the tender offer for the 2017 Notes is terminated or withdrawn, the amendments will not become operative. Once operative, the amendments will eliminate substantially all of the Indenture’s principal restrictive covenants and certain events of default and would significantly amend certain other provisions contained in the Indenture.
          A copy of the Third Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Third Supplemental Indenture is qualified in its entirety by reference to such exhibit.
ITEM 8.01 OTHER EVENTS
          On October 16, 2009, Terra issued a press release announcing that Terra Capital has received the requisite consents for the tender offer and consent solicitation for any and all of the 2017 Notes.
          A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibit

4.1	Third Supplemental Indenture, dated as of October 16, 2009, by and among Terra Capital, Inc., Terra Industries Inc., each of the subsidiary guarantors listed in Appendix I thereto and U.S. Bank National Association, as trustee.

99.1	Press release of Terra Industries Inc., issued October 16, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INDUSTRIES INC.

By:	/s/ John W. Huey
Name:	John W. Huey
Title:	Vice President, General Counsel and Corporate Secretary
Date: October 16, 2009

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Third Supplemental Indenture, dated as of October 16, 2009, by and among Terra Capital, Inc., Terra Industries Inc., each of the subsidiary guarantors listed in Appendix I thereto and U.S. Bank National Association, as trustee.

99.1	Press release of Terra Industries Inc., issued October 16, 2009.